STRATTON
GROWTH
FUND, INC.

--------------------------------------------------------------------------------



SGF

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                            DATED NOVEMBER 29, 1996

                                FUND HIGHLIGHTS

                                                         November 29,           August 31,
                                                            1996                   1996
                                                        -------------         -------------

    Total Net Assets..........................      $      45,227,726     $      40,705,456
    Net Asset Value Per Share.................      $           27.36     $           24.56
    Shares Outstanding........................              1,653,266             1,657,654
    Number of Shareholders....................                  1,243                 1,254
    Average Size Account......................      $          36,386     $          32,460

================================================================================


Portfolio Changes For the Quarter Ended November 29, 1996 (unaudited)

Major Purchases                        Major Sales

Commerce Bancorp, Inc.                 The Hartford Steam Boiler
Glatfelter (P.H.) Co./(1)/               Inspection & Insurance Co./(2)/
Hormel Foods Corp./(1)/                Lincoln National Corp.
The Quaker Oats Co.                    Lukens, Inc. /(2)/
USLife Corp./(1)/                      Phelps Dodge Corp. NY/(2)/
                                       UST, Inc./(2)/

/(1)/New Holdings                      /(2)/Eliminations


Ten Largest Holdings November 29, 1996 (unaudited)

                                                               Market          Percent
                                                                Value           of TNA
                                                              ---------       ---------

CoreStates Financial Corp...................................$ 2,996,797           6.6%
Olin Corp...................................................  1,993,750           4.4
PNC Bank Corp...............................................  1,975,000           4.4
International Paper Co......................................  1,937,320           4.3
Du Pont (E.I.) De Nemours & Co..............................  1,885,000           4.2
EG & G, Inc.................................................  1,825,000           4.0
Sturm, Ruger & Co., Inc.....................................  1,787,500           3.9
Pitney Bowes, Inc. .........................................  1,770,000           3.9
Carpenter Technology Corp...................................  1,633,000           3.6
The Quaker Oats Co..........................................  1,575,000           3.5
                                                            -----------          ----
                                                            $19,378,367          42.8%
                                                            ===========          ====

DEAR SHAREHOLDER:

The year 1996 was a good one for Stratton Growth Fund. Our total return was 14.17% for the calendar year. Total assets grew to $45,227,726, reflecting the per share growth. For the first fiscal six months ending November 29, 1996, Stratton Growth Fund's net asset value per share closed at $27.36. During those six months, the Fund paid a July capital gains distribution of $1.21 per share and an income dividend of $0.27 per share. In December, the Fund paid an income dividend of $0.31.

Portfolio activity during the past six months has returned to a normal level; our annualized turnover rate was 34%. Our expenses reached another all time low of 1.09% which is attributable to the continued growth in assets of the Fund. During the quarter we added three new holdings: P.H. Glatfelter, a producer of fine papers; Hornel Foods, a diversified meat products company (best known for SPAM); and U.S. Life Corporation, a life insurance holding company. Our largest industry position continues to be banks and financials at 16.2% followed by consumer products at 13.3% and paper at 10.2%.

We maintain our forecast that the economy will grow in a moderate fashion for the next twelve months. The growth rate in GDP should be between 1.5%-3% fueled by continuation of moderate growth in consumer spending together with continued business spending for information processing equipment. This combination of moderate growth and no external shocks to the economic system should produce interest rates that range between 6%-7%, reflecting a low inflation level and no unusual demand for debt funding.

From a stock market performance standpoint, the first year of any new presidential administration is the least rewarding year, averaging only a 2.7% gain over the past twelve administrations; 1997 is the first year of the Clinton second term. The market has experienced two back-to-back years of double digit gains in the S&P 500. In reviewing market history going back to the 1940s, there were eight similar periods. The average of the third years results, in all of those periods was minus 2.0%. We believe that long-term investors should realize that preserving capital after such significant moves as we have experienced in the 1995-96 period will be an important measure of mutual funds' success in 1997.

Our average annual total return for fifteen years has been 14.02% as shown on Page 5. More recently our three year total return has averaged 19.0%. The chart on page 4 shows that a $10,000 investment in the Fund at its beginning would have grown to $154,719 by November 29, 1996 if you reinvested all dividends and capital gains distributions. We welcome new investors to the Fund and hope that you will continue to recommend this Fund to your friends and associates. As a 100% No Load Fund, with no sales charges, it is through your active support that our Fund becomes known to a broader circle of investors.

                                Sincerely yours,



     James W. Stratton                                John A. Affleck
          Chairman                                       President

January 14, 1997

                 ILLUSTRATION OF AN ASSUMED $10,000 INVESTMENT
                         IN STRATTON GROWTH FUND, INC.
     (With all Dividend Income and Capital Gains Distribution Reinvested)

                             [GRAPH APPEARS HERE]

                            ----------------------------------------------------------------------------------
Fiscal Year Ended 5/31        73-74   75-76   77-78   79-80   81-82   83-84   85-86   87-88   89-90   91-92
                            ----------------------------------------------------------------------------------
                            ----------------------------------------------------------------------------------
        Initial Investment    $7,630  11,280  14,155  14,597  17,299  24,755  38,310  30,774  31,059  32,464
     Reinvested Inc. Divs.    $   43     458   1,217   2,147   3,703   6,347  10,805  11,062  14,859  21,871
     Reinvested Cap. Gains
             Distributions    $ -       -       -       -       -       -      3,857  10,945  22,901  27,527
                            ----------------------------------------------------------------------------------
               Total Value    $7,630  11,738  15,372  16,744  21,002  31,102  52,972  52,781  68,819  81,862
                            ==================================================================================
    If Divs. and Distribs.
       Were Taken in Cash.
          $ Amt. Div. Inc.    $   46     309     537     782     932     663     537   1,548   1,959   2,440
$ Amt. Cap. Gains Distrib.    $ -       -       -       -       -       -      2,070   5,687   6,287   1,414
                            ----------------------------------------------------------------------------------
                            ------------------------
Fiscal Year Ended 5/31        93-94   95-96   1997
                            ------------------------
                            ------------------------
        Initial Investment    32,622  42,938  43,223
     Reinvested Inc. Divs.    26,652  41,919  43,761
     Reinvested Cap. Gains
             Distributions    35,156  60,327  67,735
                            ------------------------
               Total Value    94,430 145,184 154,719
                            ========================
    If Divs. and Distribs.
       Were Taken in Cash.
          $ Amt. Div. Inc.     1,699   1,706     427 = 13,585 TOTAL DIV. INC.
$ Amt. Cap. Gains Distrib.     2,718   3,507   1,911 = 23,504 TOTAL CAP. GAINS
                             -----------------------

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            PERFORMANCE COMPARISONS
  (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)

      Period Ended              Average Annual         Aggregate
        12/31/96                 Total Return         Total Return
   ------------------           --------------        ------------
         1 year                    + 14.17%             +    14.17%
         3 year                    + 19.00              +    68.49
         5 year                    + 13.85              +    91.31
        10 year                    + 12.27              +   218.07
        15 year                    + 14.02              +   615.30
        20 year                    + 12.92              + 1,036.97



The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Growth Fund, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


---------------------------------------------------------------------------------------------------------------------
                                                                                        Past Performance Results
         Period                  Stratton Growth Fund Per Share Data             Dividends & Capital Gains Reinvested
---------------------------------------------------------------------------------------------------------------------
       Year Ended                 Net Asset      Income       Capital Gains        Year-End         Total Investment
       December 31                  Value       Dividends     Distributions          Value              Return
---------------------------------------------------------------------------------------------------------------------
   9/30/72 (inception)             $ 6.33           -               -               $10,000                   -
---------------------------------------------------------------------------------------------------------------------
          1972                       7.20           -               -                11,374             +       13.7%
---------------------------------------------------------------------------------------------------------------------
          1973                       5.48        $0.029             -                 8,706             -       23.5
---------------------------------------------------------------------------------------------------------------------
          1974                       4.48         0.07              -                 7,223             -       17.0
---------------------------------------------------------------------------------------------------------------------
          1975                       5.91         0.125             -                 9,716             +       34.5
---------------------------------------------------------------------------------------------------------------------
          1976                       8.11         0.14              -                13,587             +       39.8
---------------------------------------------------------------------------------------------------------------------
          1977                       8.04         0.20              -                13,794             +        1.5
---------------------------------------------------------------------------------------------------------------------
          1978                       8.39         0.235             -                14,786             +        7.2
---------------------------------------------------------------------------------------------------------------------
          1979                       9.65         0.26              -                17,487             +       18.3
---------------------------------------------------------------------------------------------------------------------
          1980                      12.36         0.31              -                23,139             +       32.3
---------------------------------------------------------------------------------------------------------------------
          1981                      11.26         0.28              -                21,596             -        6.7
---------------------------------------------------------------------------------------------------------------------
          1982                      14.52         0.29              -                28,619             +       32.5
---------------------------------------------------------------------------------------------------------------------
          1983                      18.21         0.13              -                36,143             +       26.3
---------------------------------------------------------------------------------------------------------------------
          1984                      16.45         0.14           $ 0.70              34,438             -        4.7
---------------------------------------------------------------------------------------------------------------------
          1985                      20.09         0.20             0.61              43,885             +       27.4
---------------------------------------------------------------------------------------------------------------------
          1986                      20.02         0.28             2.07              48,567             +       10.7
---------------------------------------------------------------------------------------------------------------------
          1987                      17.23         0.70             1.53              46,685             -        3.9
---------------------------------------------------------------------------------------------------------------------
          1988                      19.06         0.53             1.49              57,231             +       22.6
---------------------------------------------------------------------------------------------------------------------
          1989                      20.24         0.71             2.49              70,849             +       23.8
---------------------------------------------------------------------------------------------------------------------
          1990                      17.63         0.82             0.46              66,087             -        6.7
---------------------------------------------------------------------------------------------------------------------
          1991                      20.27         0.725            0.435             80,747             +       22.2
---------------------------------------------------------------------------------------------------------------------
          1992                      20.19         0.565            0.815             86,167             +        6.7
---------------------------------------------------------------------------------------------------------------------
          1993                      20.05         0.51             0.905             91,687             +        6.4
---------------------------------------------------------------------------------------------------------------------
          1994                      19.61         0.54             1.275             98,276             +        7.2
---------------------------------------------------------------------------------------------------------------------
          1995                      25.33         0.54             0.945            135,302             +       37.7
---------------------------------------------------------------------------------------------------------------------
          1996                      27.00         0.58             1.210            154,479             +       14.2
---------------------------------------------------------------------------------------------------------------------
                                   Totals:       $8.909           $14.935          Aggregate:           +    1,444.8%
---------------------------------------------------------------------------------------------------------------------

                   STRATTON GROWTH FUND'S INVESTMENT PROCESS


What is the philosophy used in managing Stratton Growth Fund?

Studies of historical data show that investing in high yielding common stocks have produced above-average returns while lowering risk and preserving capital. For Stratton Management, the common stock yield is the primary screen in sorting out the equity universe and in making purchase decisions for Stratton Growth Fund.

How do you select companies within the high yield universe?

Both our proprietary studies and our actual portfolio performance have shown that superior returns may be achieved by investing in companies which not only have relatively high dividend yields but also possess superior financial characteristics, such as strong annual dividend growth and a reasonable dividend payout. This is the second set of screens we apply to review stocks.

What quantitative disciplines do you use in purchasing common stocks?

From the overall equity universe, we screen down to about 350 companies by focusing on stocks with a market capitalization over $200 million and those which possess a dividend yield at least 33% greater than that on the S & P 500 average. Our second step reduces the universe to approximately 60 stocks by screening for additional yield characteristics such as dividend growth rates and dividend coverage. Our third review involves fundamental analysis of such important characteristics as the outlook for earnings and cash flow, management strengths and industry competitive position; we reduce the Stratton Growth Fund's buy candidate list to approximately 30 stocks. These stocks are available for addition to the Fund's portfolio.

What are the investment disciplines you use in selling stock?

We emphasize two clearly quantifiable sell disciplines which our policy regards as mandatory. As stocks rise in price, their yield will drop. When the yield of any stock in the portfolio drops to that of the S & P 500, half of the position will be sold. If the yield on the stock continues to decline to 25% below that on the S & P 500, the balance of the position is sold. Our individual holdings are reviewed daily to ensure that the dividend criteria are sound and that the value fundamentals are secure. When a better "buy" candidate emerges within our yield universe, we may trade from an existing holding. Our portfolio turnover normally averages between 40% and 70% depending upon market conditions.

Does Stratton Growth Fund pay much attention to market timing?

Since yield and value together should have the potential to produce superior returns while reducing risk in declining markets, Stratton Growth Fund will generally remain fully invested in individual stocks at all times. This gives us the opportunity to capture the significant gains that often occur very rapidly at the beginning of the market's recovery.


What are the primary investment characteristics of the portfolio?

 * Average gross portfolio yield target should exceed the S & P 500 by more than 50%.

 *  Approximately 30 companies are held.

 *  Volatility will be decidedly below average.

 *  By combining high dividend yields and underlying low price volatility
    (Beta) Stratton Growth should have the potential to produce good relative performance in up markets and superior relative performance in down markets.


Wouldn't a high yield philosophy tend to concentrate the portfolio in a few industries?

Diversification is important to us within the higher yielding sectors of the market. Theoretically no single industry can exceed 25% of our assets. Right now our three largest industries are Banking/Financial 16.2%, Consumer Products 13.3% and Paper 10.2%.


Where do you obtain the research data on the companies that you own or are considering for purchase?

The quantitative research is performed in-house by our own staff. Once we have identified industries and companies of interest, we seek the best analysts in the investment brokerage community to provide us with company input. We like to have multiple sources of research. Our professional staff are portfolio generalists rather than company specialists.



SCHEDULE OF INVESTMENTS                                                                           NOVEMBER 29, 1996

                                                                                                       Market
  Number of                                                                                            Value
   Shares                                              Security                                       (Note 1)
  ----------                                           --------                                    --------------
                    COMMON STOCKS - 88.3% (continued)

                    Insurance/Services - 9.2%

         30,000     American General Corp. ........................................................ $ 1,233,750
         15,000     Aon Corp. .....................................................................     913,125
         20,000     Lincoln National Corp. ........................................................   1,077,500
         30,000     USLife Corp. ..................................................................     926,250
                                                                                                   ------------
                                                                                                      4,150,625
                                                                                                   ------------

                    Metals - 3.6%

         46,000     Carpenter Technology Corp. ....................................................   1,633,000
                                                                                                   ------------
                    Paper - 10.2%

         40,000     Glatfelter (P.H.) Co. .........................................................     730,000
         45,584     International Paper Co. .......................................................   1,937,320
         45,000     Westvaco Corp. ................................................................   1,271,250
         15,000     Weyerhaeuser Co. ..............................................................     690,000
                                                                                                   ------------
                                                                                                      4,628,570
                                                                                                   ------------

                     Total Common Stocks (cost $25,700,626).......................................   39,944,492
                                                                                                   ------------

   Principal
    Amount
  -----------
                    SHORT-TERM NOTES - 7.2%

   $ 1,800,000      General Motors Acceptance Corp. 5.32% due 12/04/96............................    1,800,000
   $ 1,440,000      General Electric Capital Corp. 5.46% due 12/09/96.............................    1,440,000
                                                                                                   ------------

                    Total Short-Term Notes (cost $3,240,000)......................................    3,240,000
                                                                                                   ------------

                    Total Investments - 95.5%  (cost $28,940,626)*................................   43,184,492

                    Cash and Other Assets, Less Liabilities - 4.5%................................    2,043,234
                                                                                                   ------------

                    NET ASSETS - 100.0%........................................................... $ 45,227,726
                                                                                                   ============


  * Aggregate cost for federal income tax purposes is $28,940,626; and net unrealized appreciation is as follows:

                      Gross unrealized appreciation.................................................  $14,246,979
                      Gross unrealized depreciation.................................................       (3,113)
                                                                                                     ------------
                          Net unrealized appreciation............................................... $ 14,243,866
                                                                                                     ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS                               NOVEMBER 29, 1996

                                                                                                 Market
    Number of                                                                                    Value
     Shares                                            Security                                 (Note 1)
------------------                                     --------                             ------------------
                      COMMON STOCKS - 88.3%

                      Banking/Financial - 16.2%
           15,000     Comerica, Inc. ...................................................  $            877,500
           20,000     Commerce Bancorp, Inc. ...........................................               580,000
           55,625     CoreStates Financial Corp. .......................................             2,996,797
           50,000     PNC Bank Corp. ...................................................             1,975,000
           20,000     Summit Bancorp, Inc. .............................................               897,500
                                                                                            ------------------
                                                                                                     7,326,797
                                                                                            ------------------
                      Business Services - 7.4%
           30,000     American Express Co. .............................................             1,567,500
           30,000     Pitney Bowes, Inc. ...............................................             1,770,000
                                                                                            ------------------
                                                                                                     3,337,500
                                                                                            ------------------
                      Capital Goods/Technology - 7.1%
          100,000     EG & G, Inc. .....................................................             1,825,000
           20,000     Harris Corp. .....................................................             1,370,000
                                                                                            ------------------
                                                                                                     3,195,000
                                                                                            ------------------
                      Chemical - 8.6%
           20,000     Du Pont (E.I.) De Nemours & Co. ..................................             1,885,000
           50,000     Olin Corp. .......................................................             1,993,750
                                                                                            ------------------
                                                                                                     3,878,750
                                                                                            ------------------
                      Consumer Products - 13.3%
           50,000     Hormel Foods Corp. ...............................................             1,300,000
           14,000     Kimberly-Clark Corp. .............................................             1,368,500
           40,000     The Quaker Oats Co. ..............................................             1,575,000
          100,000     Sturm, Ruger & Co., Inc. .........................................             1,787,500
                                                                                            ------------------
                                                                                                     6,031,000
                                                                                            ------------------
                      Energy - 8.4%
           10,000     Atlantic Richfield Co. ...........................................             1,391,250
           10,000     Exxon Corp. ......................................................               946,250
           12,000     Mobil Corp. ......................................................             1,452,000
                                                                                            ------------------
                                                                                                     3,789,500
                                                                                            ------------------
                      Health Care - 4.3%
           20,000     American Home Products Corp. .....................................             1,285,000
           10,000     SmithKline Beecham PLC ADRs ......................................               688,750
                                                                                            ------------------
                                                                                                     1,973,750
                                                                                            ------------------

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                          November 29, 1996 (unaudited)


ASSETS
    Investments in securities at market value (identified cost $28,940,626) (Note 1)..................... $      43,184,492
    Cash.................................................................................................            51,217
    Dividends and interest receivable....................................................................           169,014
    Prepaid expenses.....................................................................................             8,794
    Receivable for securities sold.......................................................................         1,823,439
                                                                                                           ----------------
        Total Assets.....................................................................................        45,236,956
                                                                                                           ----------------
LIABILITIES
    Accrued expenses.....................................................................................             9,230
                                                                                                           ----------------
        Total Liabilities................................................................................             9,230
                                                                                                           ----------------
NET ASSETS
    Applicable to 1,653,266 shares; $.10 par value; 10,000,000 shares authorized ........................ $      45,227,726
                                                                                                           ================
    Net asset value, offering and redemption price per share
       ($45,227,726 + 1,653,266 shares).................................................................. $           27.36
                                                                                                           ================
SOURCE OF NET ASSETS
    Paid-in capital...................................................................................... $      29,745,749
    Undistributed net investment income..................................................................           494,348
    Accumulated net realized gain on investments.........................................................           743,763
    Net unrealized appreciation of investments...........................................................        14,243,866
                                                                                                           ----------------
        Net Assets....................................................................................... $      45,227,726
                                                                                                           ================
===========================================================================================================================
                                                  STATEMENT OF OPERATIONS
                                        6 Months Ended November 29, 1996 (unaudited)

INCOME
   Dividends............................................................................................. $         617,228
   Interest..............................................................................................           100,613
                                                                                                           ----------------
      Total Income.......................................................................................           717,841
                                                                                                           ----------------
EXPENSES
   Advisory fees (Note 2)................................................................................           149,795
   Registration fees (Note 2)............................................................................            18,720
   Administrative services fees (Note 2).................................................................            15,000
   Shareholder services fees (Note 2)....................................................................            14,046
   Custodian fees (Note 2)...............................................................................            10,693
   Accounting/Pricing services fees (Note 2).............................................................            10,000
   Miscellaneous fees....................................................................................             4,715
   Directors' fees.......................................................................................             4,332
   Legal fees............................................................................................             2,892
   Printing and postage fees.............................................................................             2,479
   Audit fees............................................................................................             2,015
                                                                                                           ----------------
      Total Expenses.....................................................................................           234,687
                                                                                                           ----------------
   Tax credit.............................................................................................            6,444
                                                                                                           ----------------
      Net Expenses.......................................................................................           228,243
                                                                                                           ----------------
         Net Investment Income...........................................................................           489,598
                                                                                                           ----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments......................................................................           749,572
   Net increase in unrealized appreciation of investments................................................         1,511,225
                                                                                                           ----------------
      Net gain on investments............................................................................         2,260,797
                                                                                                           ----------------
         Net increase in net assets resulting from operations............................................ $       2,750,395
                                                                                                           ================

                See accompanying notes to financial statements.

                STATEMENT OF CHANGES IN NET ASSETS

                                                                                         6 Months
                                                                                           Ended
                                                                                        November 29,      Year Ended
                                                                                            1996            May 31,
                                                                                         (unaudited)         1996
                                                                                      ---------------- -----------------
OPERATIONS
   Net investment income..........................................................    $      489,598   $      854,333
   Net realized gain on investments...............................................           749,572        2,277,319
   Net increase in unrealized appreciation
     of investments...............................................................         1,511,225        6,391,511
                                                                                       --------------   --------------
      Net increase in net assets resulting from operations........................         2,750,395        9,523,163

DISTRIBUTIONS TO SHAREHOLDERS
   Distributions from net investment income
     ($0.270 and $0.540 per share, respectively)..................................          (426,251)        (788,687)
   Distributions from net realized gains from security
     transactions ($1.210 and $0.945 per share, respectively).....................        (1,910,237)      (1,357,531)

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from the net change
     in the number of outstanding shares (a)......................................         1,933,779        3,783,914
                                                                                       --------------   --------------
      Total increase in net assets................................................         2,347,686       11,160,859

NET ASSETS AT THE BEGINNING OF THE PERIOD.........................................        42,880,040       31,719,181
                                                                                       --------------   --------------

NET ASSETS AT THE END OF THE PERIOD
   (including undistributed net investment income of
     $494,348 and $431,001, respectively).........................................    $   45,227,726   $   42,880,040
                                                                                       ==============   ==============

(a) A summary of capital share transactions follows:


                                                      6 Months Ended
                                                     NOVEMBER 29, 1996                      Year Ended
                                                       (unaudited)                         May 31, 1996
                                             ---------------------------------  ----------------------------------
                                               Shares             Value            Shares             Value
                                             --------------   ----------------  ---------------   ----------------
 Shares issued............................          77,561   $      1,964,775          234,168   $      5,879,301
 Shares reinvested from net
     investment income and capital
     gains distributions..................          80,169          2,022,660           80,419          1,841,377
                                             --------------   ----------------  ---------------   ----------------
                                                   157,730          3,987,435          314,587          7,720,678
 Shares redeemed..........................         (81,844)        (2,053,656)        (156,417)        (3,936,764)
                                             --------------   ----------------  ---------------   ----------------
     Net increase.........................          75,886   $      1,933,779          158,170   $      3,783,914
                                             ==============   ================  ===============   ================

                See accompanying notes to financial statements.
                                      11

                         NOTES TO FINANCIAL STATEMENTS
                         November 29, 1996 (unaudited)

Note 1. - Significant Accounting Policies - Stratton Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's primary investment objective is to seek possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into or exchangeable for common stock. Due to the inherent risks of investments there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Investments and Related Income: The investments in securities are carried at market value in the accompanying financial statements. Securities traded on a national exchange or securities quoted on the NASD National Market System are valued at the last sale price. Other over-the-counter securities and securities traded on exchanges for which there is no sale are valued at the mean between the closing bid and asked prices. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are based on the specific identification method for both financial reporting and federal income tax purposes.

   B. Federal Income Taxes: No provision is made for federal income taxes as the Fund intends to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders, which will be sufficient to relieve it from all or substantially all federal income taxes.

   C. Use of Estimates in Financial Statements: In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Note 2. - During the six months ended November 29, 1996, the Fund paid advisory fees aggregating $149,795 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to FPS Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, FPS Services, Inc. ("FPS"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. FPS received fees of $14,046 for providing shareholder services, $15,000 for certain administrative services and $10,000 for accounting/pricing services during the six months ended November 29, 1996. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and FPS, the Custodian reallows a portion of its custody fee to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $6,405,114 and $8,068,315, respectively, for the six months ended November 29, 1996.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                      6 Months
                                                        Ended
                                                      11/29/96                          Years Ended May 31,
                                                                   --------------------------------------------------------------
                                                     (unaudited)      1996        1995         1994          1993        1992
                                                     ------------  -----------  ----------  ------------  -----------  ----------
Net Asset Value, Beginning of Period..........           $27.18      $22.35      $20.65        $20.89        $20.55      $19.75
                                                     ------------  -----------  ----------  ------------  -----------  ----------

    Income From Investment Operations

    Net investment income....................             0.296        0.556       0.537         0.510        0.560       0.640
    Net gains on securities (both
      realized and unrealized)...............             1.364        5.759       2.978         0.665        1.160       1.320
                                                     ------------  -----------  ----------  ------------  -----------  ----------
        Total from investment operations.....             1.660        6.315       3.515         1.175        1.720       1.960
                                                     ------------  -----------  ----------  ------------  -----------  ----------

    Less Distributions
    Dividends (from net investment
      income)................................            (0.270)      (0.540)     (0.540)       (0.510)      (0.565)     (0.725)
    Distributions (from capital gains).......            (1.210)      (0.945)     (1.275)       (0.905)      (0.815)     (0.435)
                                                     ------------  -----------  ----------  ------------  -----------  ----------
        Total distributions..................            (1.480)      (1.485)     (1.815)       (1.415)      (1.380)     (1.160)
                                                     ------------  -----------  ----------  ------------  -----------  ----------

Net Asset Value, End of Period...............            $27.36       $27.18      $22.35        $20.65       $20.89      $20.55
                                                     ============  ===========  ==========  ============  ===========  ==========

Total Return.................................             6.57% **    29.62%      18.61%         5.92%        8.91%      10.57%

Ratios/Supplemental Data

    Net assets, end of period (in 000's)....            $45,228      $42,880     $31,719       $25,475      $25,315     $25,311
    Ratio of expenses to average
      net assets............................              1.09% *      1.16%       1.31%         1.34%        1.39%       1.35%
    Ratio of net investment
      income to average net assets..........              2.33% *      2.28%       2.70%         2.51%        2.76%       3.20%
    Portfolio turnover rate.................             33.58% *     15.41%      42.54%        49.81%       35.34%      59.76%
    Average commission rate paid............            $0.0537         N/A         N/A           N/A          N/A          N/A

----------------
*   Annualized
** Six months only

                 See accompanying notes to financial statements.

                            SHAREHOLDER INFORMATION

Minimum Investment
------------------
The minimum amount for the initial purchase of shares of Stratton Growth Fund is $2,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------

Shares of Stratton Growth Fund may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Monthly Dividend Shares, Inc. or Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Growth Fund reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Monthly Dividend Shares or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distributions
-----------------------------------------------
Stratton Growth Fund expects to distribute all of each year's net investment income and net realized capital gains in July and December.

Systematic Withdrawal Plan
--------------------------

Investors who either own or purchase Stratton Growth Fund shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------

The daily share price of Stratton Growth Fund can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Growth. The Fund's stock ticker symbol is STRGX.

Retirement Plans
----------------
Stratton Growth Fund's IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SGF
--------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726


Existing Shareholder Account Services
-------------------------------------

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FPS SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
Telephones: 610-239-4600  *  800-441-6580


Investment Portfolio Activities
-------------------------------
Questions regarding Stratton Growth Fund's investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FPS SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797


 This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Growth Fund, Inc.

SGF                                                                     STRATTON
                                                               GROWTH FUND, INC.

Directors                                        Officers
LYNNE M. CANNON                                  JAMES W. STRATTON
                                                 Chairman
JOHN J. LOMBARD, JR.                             JOHN A. AFFLECK
                                                 President
HENRY A. RENTSCHLER                              GERARD E. HEFFERNAN
                                                 JOANNE E. KUZMA
                                                 FRANK REICHEL, III
MERITT N. RHOAD, JR.                             Vice President

ALEXANDER F. SMITH                               PATRICIA L. SLOAN
                                                 Secretary and Treasurer
RICHARD W. STEVENS                               JAMES A. BEERS
                                                 CAROL L. ROYCE
JAMES W. STRATTON                                Assistant Secretary
                                                 Assistant Treasurer


Investment Advisor                   Transfer Agent and Dividend Paying Agent
STRATTON MANAGEMENT COMPANY          FPS SERVICES, INC.
Plymouth Meeting Executive Campus    3200 Horizon Drive, P.O. Box 61503
610 W. Germantown Pike, Suite 300    King of Prussia PA 19406-0903
Plymouth Meeting, PA 19462-1050      Telephones: 610-239-4600 * 800-441-6580
Telephone: 610-941-0255